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                                    EXHIBIT 1

                             JOINT FILING AGREEMENT

       In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13D (including amendments thereto) with regard to the common stock of AutoZone, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of the 21st day of July, 1999.


                           ESL PARTNERS, L.P.

                           By:    RBS Partners, L.P., its general partner
                           By:    ESL Investments, Inc., its general partner

                                  By:        /s/ EDWARD S. LAMPERT
                                     -----------------------------------------
                                             Edward S. Lampert
                                             Chief Executive Officer

                           ESL LIMITED

                           By:    ESL Investment Management, LLC,
                                  its investment manager

                                  By:        /s/ EDWARD S. LAMPERT
                                     -----------------------------------------
                                             Edward S. Lampert
                                             Managing Member

                           ESL INSTITUTIONAL PARTNERS, L.P.

                           By:    RBS Investment Management, LLC,
                                  its general partner

                                  By:        /s/ EDWARD S. LAMPERT
                                     -----------------------------------------
                                             Edward S. Lampert
                                             Managing Member

                           ACRES PARTNERS, L.P.

                           By:    ESL Investments, Inc., its general partner

                                  By:        /s/ EDWARD S. LAMPERT
                                     -----------------------------------------
                                             Edward S. Lampert
                                             Chief Executive Officer

                           MARION PARTNERS, L.P.

                           By:    ESL Investments, Inc., its general partner

                                  By:        /s/ EDWARD S. LAMPERT
                                     -----------------------------------------
                                             Edward S. Lampert
                                             Chief Executive Officer